SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report: August 28, 1997



                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


  VIRGINIA                  0-23954                54-1589139
(State of                  (Commission            (IRS Employer
incorporation)              File Number)       Identification No.)


         306 EAST MAIN STREET
         RICHMOND, VIRGINIA                            23219
         (Address of principal                      (Zip Code)
          executive offices)



               Registrant's telephone number, including area code:
                                 (804) 643-1761


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                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index



Item 2.  Acquisition or Disposition of Assets

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         a.       Independent Auditors' Report
                    (Italian Village Apartments)*

                  Historical Statement of Income and
                    Direct Operating Expenses
                    (Italian Village Apartments)*


                  Note to Historical Statement of
                    Income and Direct Operating
                    Expenses (Italian Village Apartments)*

         b.       Independent Auditors' Report
                    (Villa Marina Apartments)*

                  Historical Statement of Income and
                    Direct Operating Expenses
                    (Villa Marina Apartments)*

                  Note to Historical Statement of
                    Income and Direct Operating
                    Expenses (Villa Marina Apartments)*

         c.       Pro Forma Statement of Operations for
                    the Six Months ended June 30, 1997
                    (unaudited)*

                  Pro Forma Balance Sheet as of
                    June 30, 1997 (unaudited)*

                  Pro Forma Statement of Operations
                    for the Year ended December 31, 1996
                    (unaudited)*




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----------
* To be filed by amendment.

         d.       Exhibits

                      4.1 Line of Credit Agreement dated as of August 28, 1997 by and among the Company as Borrower and First Union National Bank as Agent for the Lenders

                      4.2 $30,000,000 Note made payable by the Company to the order of First Union National Bank

                      10.1 Purchase Contract for Italian Village and Villa Marina Apartments

                      23.1       Consent of Independent Auditors*

                      23.2       Consent of Independent Auditors*


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----------
* To be filed by amendment.

Item 2.  Acquisition or Disposition of Assets

                   ITALIAN VILLAGE AND VILLA MARINA APARTMENTS
                            Charlotte, North Carolina


         On August 28, 1997, Cornerstone Realty Income Trust, Inc. (the "Company") purchased the Italian Village Apartments ("Italian Village") and the Villa Marina Apartments ("Villa Marina"), comprising a total of 204 apartment units located at 6060 Landmark Drive, Charlotte, North Carolina. Italian Village and Villa Marina are sometimes referred to herein collectively as the "Property". The Company has renamed the Property the "Heatherwood Apartments," and plans to operate the Property as an integrated apartment community with the Heatherwood Apartments (formerly the Sterling Chase Apartments), which are located adjacent to the Property and which were purchased by the Company in September 1996.

         The single Seller (Italian Investment Company, a partnership) was unaffiliated with the Company and its Affiliates. The purchase price was an aggregate of $7,425,000. At closing, the Company paid the entire purchase price with borrowed funds under its unsecured line of credit with First Union National Bank. Title to the Property was conveyed to the Company by limited warranty deed.

         LOCATION. The following information is based in part upon information provided by the Charlotte Chamber of Commerce.

         Based in part upon its fast rate of growth and a diversified economy, Charlotte has in recent years come to national attention as an attractive location for business and residential growth. According to the August 1995, Site Selection magazine, Charlotte's corporate popularity ranked second nationally only to Dallas during the period between 1990 and 1994, being the site of 474 significant new and expanded facilities.

         Charlotte  has  developed  into a  major  financial,  distribution  and transportation center, with a metropolitan population of approximately 1.3 million and a population of approximately 5.6 million within a 100-mile radius. Charlotte's growth is also attributable to its favorable year-round climate, a moderate cost of living, excellent quality of life, educated work force, pro business political climate, extensive transportation network, and strategic geographic location.


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         According to the  Charlotte  Chamber of Commerce,  during the first six months of 1995, approximately 530 firms announced new or expanded businesses which will provide approximately 6,200 new jobs in the area. Charlotte is home to major offices of more than 225 of the Fortune 500 industrial firms and approximately 300 of the Fortune 500 service firms.

         Charlotte is the leading financial center of the Southeast, serving as corporate headquarters to NationsBank and First Union, with assets of approximately $170 billion and $124 billion, respectively. The growth of Charlotte's banking and financial communities has had a positive effect on the growth of its supporting industries, such as insurance, accounting, legal services, and real estate. Another recent aspect of Charlotte's development is as the location of professional basketball and football franchises known as the Charlotte Hornets and the Carolina Panthers, respectively.

         The city of Charlotte is located near the border of North Carolina and South Carolina within Mecklenburg County. It is located at the intersection of Interstates 77 and 85, the major north/south and east/west thoroughfares in the region, which provide convenient access to all other regional areas.

         Italian Village and Villa Marina are located in a well-established portion of the expanding Charlotte market. The surrounding neighborhood includes both retail and residential development and the Property enjoys convenient access to all major areas of the city. As noted above, the Property shares a common property line with the Heatherwood Apartments acquired by the Company in 1996 (under the name Sterling Chase), and the Company intends to operate all three properties as an integrated apartment community. The properties are adjacent to Providence Square Shopping Center, which features a Harris Teeter and Eckerdt Drug Store, and are readily accessible from Interstate 85 and Interstate 77. The Property is located approximately four miles from the SouthPark Mall area and approximately seven miles from the Charlotte central business district via Providence Road.

         DESCRIPTION OF THE PROPERTY. Italian Village was built in 1970 and 1971 and consists of 156 garden- and townhouse-style apartments on approximately 22.5 acres of land. Italian Village offers eight unit types. The unit mix and rents currently being charged to new tenants are as follows.


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                                              APPROXIMATE
                                               INTERIOR                 MONTHLY
QUANTITY            TYPE                    SQUARE FOOTAGE              RENTAL

   20          One bedroom, one bath              728                    $510
   7           One bedroom, one bath              950                     500
               (large)
   7           Two bedrooms, one                1,000                     550
               bath
   15          Two bedrooms, two                1,060                     610
               baths
   18          Two bedrooms, one and            1,116                     610
               one half baths
               (townhouse)
   20          Three bedrooms, two              1,235                     710
               baths
   52          Three bedrooms, two              1,578                     710
               and one half baths
               (townhouse)
   17          Four bedrooms, two               1,992                     870
               and one half baths
               (townhouse)


         Villa  Marina  was  built  in  1980.   Villa  Marina   consists  of  48
garden-style apartments on approximately four acres. It offers two unit types. The unit types and rents currently being charged new tenants are as follows.


                                            APPROXIMATE
                                             INTERIOR                   MONTHLY
QUANTITY                TYPE              SQUARE FOOTAGE                RENTAL

   36          One bedroom, one bath            700                      $510
   12          Two bedrooms, two              1,000                       610
               baths


         The units at the Property provide for a combined total of approximately 242,000 square feet of net rentable area. The

                                       -6-




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Property  features  two outdoor  swimming  pools,  a tennis  court and a laundry facility. There are also two lakes and a playground on the Property. The Property has a clubhouse with a kitchen, fireplace and leasing office. There is ample paved parking for tenants.

         The Company believes that the Property has generally been well maintained and is in good condition. However, the Company believes that the Property is in need of a "face-lift." The Property has a desirable location but, in the opinion of management, must be repositioned in the marketplace following significant capital improvements. Management of the Company believes that the completion of the capital improvements and repositioning of the Property in the market will permit substantial increases in rents. The Company has budgeted approximately $1,750,000 in renovations to the Property, which will include residing, roof replacement, replacing and repainting trim and fascia board, repaving of the parking areas, extensive interior upgrades and clubhouse renovations.

         Leases at the Property are for terms of one year or less. Generally, rental rates for the past five years at the Property have increased. As an example, a two bedroom, one and one-half bath (1,116 square feet) apartment at Italian Village rented for $455 in 1992, $460 in 1993, $495 in 1994, $520 in 1995, and $545 in 1996. The average effective annual rental per square foot at Italian Village for 1992, 1993, 1994, 1995, and 1996 was $4.53, $4.58, $4.93,
$5.18, and $5.43 respectively. A one bedroom, one bath (700 square feet) apartment at Villa Marina rented for $400 in 1992, $405 in 1993, $415 in 1994, $425 in 1995, and $435 in 1996. The average effective annual rental per square foot at Villa Marina for 1992, 1993, 1994, 1995, and 1996 was $6.50, $6.58,
$6.75, $6.91, and $7.07, respectively.

         The 18 two- and three-story buildings at Italian Village are concrete masonry and wood-frame construction on concrete slabs. The exteriors are stucco on concrete masonry or painted wood siding and the roofs consist of plywood sheathing and three tab shingles. The three three-story buildings at Villa Marina are wood-frame with painted masonite siding. The roofs at Villa Marina consist of plywood sheathing and three tab shingles.

         All apartment units have wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and an individually controlled heating and air conditioning unit. Each kitchen is equipped with a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. Selected units at Italian Village feature vaulted ceilings, skylights, wet bars and large balconies or decks. Selected units at Villa Marina include fireplaces and large balconies. The owner of the Property supplies cold water, sewer service and trash removal. The tenants are responsible for electricity, which includes heating, air conditioning, hot water, cooking and lights.

         There are at least five apartment properties in the area that compete with the Property. As noted above, in 1996, the Company purchased the Sterling Chase Apartments, located adjacent to Italian Village and Villa Marina. The Company intends to operate all three apartment properties as an integrated apartment community known as Heatherwood. The other properties that will compete with Heatherwood offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing projects now averages approximately 93%.

         According to information provided by the seller, physical occupancy at Italian Village and Villa Marina averaged approximately 93% in 1992, 94% in 1993, 94% in 1994, 94% in 1995, and 96% in 1996. On August 20, 1997, the
Property was 93% occupied. The tenants of the Property are a mix of blue-collar and white-collar workers, students and retired persons. Of the tenants for which financial information was available, the tenants were approximately evenly divided among the following four income levels: below $20,000; between $20,000 and $30,000; between $30,000 and $40,000; and in excess of $40,000. Management of the Company believes that the resident profile is somewhat below that of the general market area.

         The following tables set forth 1996 real estate tax information for the Property.


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




ITALIAN VILLAGE


            ASSET               VALUE              TAX              TAX
                                                  RATE
Land                         $1,074,760.00      $1.2550         $13,488.24
Buildings                     3,560,490.00       1.2550          44,684.15
Other features                   44,980.00       1.2550             564.50
                                 ---------                          ------
   Total                     $4,680,230.00                      $58,736.89
                             =============                      ==========
        Solid Waste Fee:                                         $5,148.00
        TOTAL TAX:                                              $63,884.89
                                                                ==========



VILLA MARINA


            ASSET               VALUE              TAX              TAX
                                                  RATE
Land                           $337,680.00      $1.2550          $4,237.88
Buildings                       978,320.00       1.2550          12,277.92
Other features                   56,570.00       1.2550             709.95
                                 ---------                          ------
   Total                     $1,372,570.00                      $17,225.75
                             =============                      ==========
        Solid Waste Fee:                                         $1,617.00
        TOTAL TAX:                                              $18,842.75
                                                                ==========


         The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

         1. The Company believes that the Charlotte, North Carolina area will experience continued strong economic development and steady population increase, and that such development and

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



increase will support stable occupancy rates and reasonable increases in rents at the Property.

         2. Based upon an engineering report and its own inspections, the Company believes that the Property is in generally sound condition. In addition, the Company believes that the completion of its planned significant capital improvements will reposition the Property in its marketplace and permit significant increases in rental rates to prevailing market levels.

         3. The Property is conveniently located and proximate to major employers and shopping.

         4. The Company is very familiar with the Charlotte rental market. The Company already owns other apartment complexes in the Charlotte area, which may provide certain economies and efficiency in operation. In particular, the Company already owns an apartment community located immediately adjacent to the Property. The Company believes that the knowledge it has obtained through the prior operation of the adjacent property will provide advantages in the operation of the new Property and that the operation of all of the apartment properties as an integrated community will offer operational, advertising and marketing advantages.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be necessarily indicative of future operating results.




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                                   ITEM 7.a.*




----------
* To be filed by amendment. It is impracticable to include herein the required financial statements for Italian Village. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.




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







                                   ITEM 7.b.*




----------
* To be filed by amendment. It is impracticable to include herein the required financial statements for Villa Marina. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.




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







                                   ITEM 7.c.*




----------
* To be filed by amendment. It is impracticable to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

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





                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Cornerstone Realty Income Trust, Inc.


Date: August 11, 1997                             By:/s/ Stanley J. Olander, Jr.
                                                     ---------------------------
                                                       Stanley J. Olander, Jr.,
                                                       Chief Financial Officer
                                                       of Cornerstone Realty
                                                       Income Trust, Inc.

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



                                  EXHIBIT INDEX

                         Cornerstone Realty Income Trust
                         Form 8-K dated August 28, 1997


EXHIBIT NUMBER      EXHIBIT
--------------      -------


         4.1        Line of Credit Agreement dated as of August
                    28, 1997 by and among the Company as
                    Borrower and First Union National Bank as
                    Agent for the Lenders

         4.2        $30,000,000 Note made payable by the
                    Company to the order of First Union
                    National Bank


         10.1       Purchase Contract for
                    Italian Village and Villa Marina Apartments


         23.1       Consent of Independent Auditors*

         23.2       Consent of Independent Auditors*


----------
* To be filed by amendment.



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